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                                                           EXHIBIT 7



                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C. 20549

                                   ________________

                                       FORM 8-A

                  FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                         PURSUANT TO SECTION 12(b) OR (g) OF
                         THE SECURITIES EXCHANGE ACT OF 1934



                                THE ACTAVA GROUP INC.
                (Exact name of registrant as specified in its charter)

      Delaware                                        58-0971455
(State of incorporation                          (I.R.S. Employer
   or organization)                                   Identification No.)


945 East Paces Ferry Road
      Suite 2210
   Atlanta, Georgia                                        30326
(Address of principal executive                     (Zip code)
offices)




Securities to be registered pursuant to Section 12(b) of the Act:

TITLE OF EACH CLASS                         NAME OF EXCHANGE ON WHICH EACH
TO BE SO REGISTERED                         CLASS IS TO BE REGISTERED

Common Stock, $1.00 par value               American Stock Exchange
        per share                      The Pacific Stock Exchange


Securities to be registered pursuant to Section 12(g) of the Act:


                                         None

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Item 1:  DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED

         The registrant's common stock, $1.00 par value per share (the "Common Stock"), is described under the heading "DESCRIPTION OF ACTAVA CAPITAL STOCK" in the registrant's Joint Proxy Statement/Prospectus forming part of the registrant's Registration Statement on Form S-4 (No. 33-63003) filed under the Securities Act of 1933 on September 28, 1995. Such description is incorporated herein by reference.

Item 2:  EXHIBITS(1)

         The Common Stock of the registrant, currently registered on the New York Stock Exchange (the "NYSE") and the Pacific Stock Exchange (the "PSE"), is to be registered on the American Stock Exchange (the "AMEX") and will remain registered on the PSE. It will be delisted from the NYSE as of the close of business on November 1, 1995. As required by Part II of the Instructions as to Exhibits of Form 8-A, the following exhibits have been filed with the copy of this registration statement filed with the AMEX:

    II.1 Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, Form 10-K/A Amendment No. 1 filed on April 28, 1995 and Form 10-K/A Amendment No. 2 filed July 13, 1995 amending registrant's Form 10-K for the fiscal year ended December 31, 1994;

    II.2 Registrant's Quarterly Report on Form 10-Q for the quarter ended
         March 31, 1995; registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995; registrant's Current Report on Form 8-K dated April 12, 1995 and Form 8-K/A Amendment No. 1 filed on April 28, 1995 amending Registrant's Current Report on Form 8-K dated April 12, 1995; registrant's Current Report on Form 8-K dated September 27, 1995;


-------------------
(1) Pursuant to Part II of the Instructions as to Exhibits of Form 8-A, the exhibits listed have neither been filed with, nor incorporated by reference in, the copies of this Form 8-A filed with the Securities Exchange Commission.

                                          2

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    II.3 Registrant's definitive joint proxy statement/prospectus dated as of
         September 28, 1995 included in registrant's registration statement on Form S-4 filed with the Commission on September 28, 1995;

    II.4 Registrant's restated certificate of incorporation and restated by-laws;

    II.5 Form of Stock Certificate of Common Stock, $1.00 par value per share, of the registrant;

    II.6 Registrant's 1994 annual report.



                                      SIGNATURE

    Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


THE ACTAVA GROUP INC.

October 30, 1995


By:       /s/ W. Tod Chmar
    -----------------------------
Name:    W. Tod Chmar
Title:   Senior Vice President


                                          3


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                                     EXHIBIT II.1

Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994, Form 10-K/A Amendment No. 1 filed on April 28, 1995 and Form 10-K/A Amendment No. 2 filed July 13, 1995 amending registrant's Form 10-K for the fiscal year ended December 31, 1994

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                                     EXHIBIT II.2

Registrant's Quarterly Report on Form 10-Q for the quarter ended March 31, 1995; registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1995; registrant's Current Report on Form 8-K dated April 12, 1995 and Form 8-K/A Amendment No. 1 filed on April 28, 1995 amending Registrant's Current Report on Form 8-K dated April 12, 1995; registrant's Current Report on Form 8-K dated September 27, 1995

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                                     EXHIBIT II.3

Registrant's definitive joint proxy statement/prospectus dated as of September 28, 1995 included in registrant's registration statement on Form S-4 filed with the Commission on September 28, 1995

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                                     EXHIBIT II.4

Registrant's certificate of incorporation and by-laws

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                                     EXHIBIT II.5

Form of Stock Certificate of Common Stock, $1.00 par value per share, of the registrant

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                                     EXHIBIT II.6

Registrant's 1994 annual report